UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 13, 2004


                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                      000-06425              87-0284979
-------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

                808 East Utah Valley Drive
                    American Fork, Utah                      84003
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         (Address of principal executive offices)         (Zip Code)

                                 (801) 492-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 13, 2004, the Board of Directors of Sento Corporation ("Sento") approved a change in the compensation paid to the Chairman of the Board of Directors for service as Chairman. Effective as of October 20, 2004, the date of the new Chairman's appointment, the Chairman will receive $8,000 per meeting for each board meeting attended and $2,000 for each committee meeting attended. Other nonemployee members of the Board of Directors are currently compensated in the amounts of $4,000 per meeting for each meeting attended and $2,000 for each committee meeting attended.

         Additionally, the Chairman shall receive an annual grant of options to purchase 11,250 shares of common stock, which shall vest at the rate of 1/12 per month for 12 months. Other nonemployee members of the Board of Directors currently receive an annual grant of options to purchase 7,500 shares of common stock, which vest at the same rate.

Forward Looking Statements

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company, Sento's stock price has historically been volatile; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                Title of Document                      Location
-------------- ------------------------------------------------- ---------------

     10        Material Contracts
-------------- -------------------------------------------------
    10.01      Summary of Nonemployee Director Compensation      Attached

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SENTO CORPORATION


Date: December 14, 2004             By  /s/ Anthony Sansone
                                       -----------------------------------------
                                       Anthony Sansone, Chief Financial Officer

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